ABDUL LATIF JAMEEL AND JOBY AGREE TO EXPLORE OPPORTUNITIES FOR ELECTRIC AIRCRAFT IN SAUDI ARABIA
•Aim to enable fast, clean, quiet and affordable commercial passenger transportation in Saudi Arabia
•Potential delivery of up to 200 electric aircraft and related services valued at approximately $1 billion over coming years
•Grounded in Saudi Arabia’s Vision 2030, new MOU to support socio-economic growth in the Kingdom

Santa Cruz, CA and Jeddah, Saudi Arabia, June 3, 2025 — Abdul Latif Jameel (https://alj.com/en/), an 80 year-old network of diversified businesses, and Joby Aviation, Inc. (https://www.jobyaviation.com/) (NYSE: JOBY), a company developing electric air taxis for commercial passenger service, are announcing the signing of a Memorandum of Understanding (MoU) to explore opportunities to establish a distribution agreement in Saudi Arabia for Joby’s electric aircraft. This announcement builds upon the renewed economic partnership between the U.S. administration and the Saudi government towards shared innovation and transportation growth. Potential delivery of up to 200 Joby aircraft and related services valued at approximately $1 billion are expected by the businesses over the coming years. In the long-term, Abdul Latif Jameel and Joby also see potential revenue opportunities across the Middle East.
Abdul Latif Jameel and Joby share complementary long-term visions to revolutionize the future of mobility through transportation services that are cleaner, safer, more efficient and more affordable, helping to improve passenger experiences while simultaneously protecting the planet. In addition, the Jameel family invested in Joby’s Series C funding round, led by Toyota Motor Corporation in 2020.
The direct sale of aircraft through businesses such as Abdul Latif Jameel form one pillar of Joby’s commercialization strategy. Additionally, Joby will directly own and operate its aircraft and services in certain markets, like the United States, and partner for similar operations in other markets, such as Japan.
“This collaboration is about bringing America’s leadership in electric air mobility to the world,” said JoeBen Bevirt, Founder and CEO of Joby Aviation. “Together with Abdul Latif Jameel, we’re not just imagining a cleaner, safer, more efficient future—we’re building it. And there is no better partner to help unlock the extraordinary opportunity for air travel in the region.”
Hassan Jameel, Vice Chairman, Saudi Arabia, Abdul Latif Jameel, stated: “Saudi Arabia is transitioning toward a new era of mobility - one that is on-demand, shared, connected, and sustainable. eVTOL is an exciting and important component of this. We are looking forward to collaborating with Joby to support the transformation of the Kingdom’s mobility sector. This collaboration also comes as Abdul Latif Jameel Motors marks 70 years of distributing Toyota in Saudi Arabia — a strategic investor in Joby.”
Joby’s collaboration with Abdul Latif Jameel will initially focus on Saudi Arabia, where Abdul Latif Jameel has an extensive presence, network and deep operational experience. The two businesses will work together to explore distribution and sales collaborations, the launch of local air taxi services, including the establishment of aftermarket services such as MRO (Maintenance, Repair, and Overhaul), and pilot training.
Joby’s piloted, all-electric aircraft is designed to carry four passengers at speeds of up to 200 mph, offering high-speed mobility with a fraction of the noise produced by helicopters and zero operating emissions. The business plans to carry its first passengers in Dubai in 2026.
Given the importance of mobility to Saudi Arabia’s urban transformation, the collaboration aims to drive socio-economic growth in the Kingdom and create employment opportunities for Saudi nationals, in line with Vision 2030.
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About Abdul Latif Jameel
Abdul Latif Jameel is a brand name associated with a portfolio of diversified independent businesses established by the Saudi Jameel family. Being internationally recognized for over 80 years, Abdul Latif Jameel shapes the future of the core sectors of the businesses: mobility, energy & water, ﬁnancial services, investments and health, with a strong commitment to continuous investment in people, business, technology, and community. For more information, please visit https://alj.com/en/.
About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi which it intends to operate as part of a fast, quiet, and convenient service in cities around the world. To learn more, visit www.jobyaviation.com.

Important Notice:
Copyright Notice & Disclaimer
© Abdul Latif Jameel Co. Ltd. All rights reserved. The Abdul Latif Jameel name and the Abdul Latif Jameel logotype and pentagon-shaped graphics are trademarks or registered trademarks of Abdul Latif Jameel IPR Company Limited.
The term “Abdul Latif Jameel” refers broadly to several distinct, separate, and independent legal entities. Abdul Latif Jameel is not itself a corporate entity, association or conglomerate run by an overarching parent company but merely refers to a network of distinct and wholly separate legal entities that are collectively referred to under the brand name ‘Abdul Latif Jameel.’ Abdul Latif Jameel is not a ‘corporate group’ as defined in Section 1161(5) of the UK Companies Act 2006, or ‘conglomerate’ as defined in Section 7, US Clayton Act 1964.
Forward Looking Statements
This document contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of Joby’s aircraft, the growth of Joby’s manufacturing capabilities, regulatory outlook, progress and timing, including Joby’s expectation to carry its first passengers in Dubai in 2026; Joby’s business plan, objectives, goals and market opportunity; plans for, and potential benefits of, strategic partnerships, including the potential sale of up to 200 aircraft and related services valued at approximately $1 billion under the proposed partnership with between Joby and Abdul Latif Jameel. Forward-looking statements are statements regarding matters other than historical fact, such as future results, events, activities, developments or circumstances or the beliefs, plans or expectations of Joby, the Abdul Latif Jameel entities or their respective managements. Forward-looking statements often can be identified by the use of words such as ‘expect’, ‘project’, ‘anticipate’, ‘plan’, ‘estimate’, ‘believe’, ‘predict’, ‘intend’, ‘potential’, ‘possible’, ‘probable’, ‘likely’, ‘forecast’, ‘guidance’, ‘outlook’, ‘goal’, ‘target’, ‘may’, ‘will’, ‘should’ or ‘could’ or other similar terms or phrases. However, the absence of such words does not mean that a particular statement is not forward looking.
Forward-looking statements are based on expectations and assumptions at the time of such statements and are subject to numerous risks and uncertainties, many of which are outside the control of Joby and Abdul Latif Jameel entities. These risks and uncertainties include Joby’s ability to launch its air taxi service and the growth of the urban air mobility market generally; its ability to produce aircraft that meet its performance expectations in the volumes and on the timelines that it projects; complexities related to obtaining certification and operating in foreign markets; Joby’s ability to negotiate definitive agreements related to the partnership with Abdul Latif Jameel; the competitive environment in which Joby operates; its future capital needs; its ability to adequately protect and enforce its intellectual property rights; uncertainties related to estimates of the size of the market for Joby aircraft and services; and other important factors discussed in the section titled “Risk Factors” in Joby’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, its Quarterly Report on Form 10-Q filed with the SEC on May 8, 2025, and in future filings and other reports Joby files with or furnishes to the SEC. Should any of such expectations or assumptions prove incorrect, or should any of such risks or uncertainties materialize, actual future results, events, activities, developments or circumstances may differ materially from those expressed in or implied by forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and neither Joby nor Abdul Latif Jameel assume, and each hereby disclaims, any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.
All forward-looking statements made by Joby, Abdul Latif Jameel, or by any person on behalf of any of them, whether communicated in writing, electronically or orally, are qualified in their entirety by the foregoing cautionary statements.
No Offer or Solicitation
This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.
Contact Details
Investors:
investors@jobyaviation.com
Media:
Charles Stewart
press@jobyaviation.com
Abdul Latif Jameel
media@alj.ae